UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 10, 2007

                            COMVERSE TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


          NEW YORK                                         13-3238402
(State or other jurisdiction of                 (I.R.S.  Employer Identification
incorporation or organization)                                 No.)


         810 SEVENTH AVENUE
         NEW YORK, NEW YORK                                    10019
(Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code: 212-739-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.

On December 10, 2007, Comverse Technology, Inc. (the "Company") issued a press release. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  EXHIBITS:

          Exhibit No.                            Description
          -----------                            -----------

             99.1 Press Release of Comverse Technology, Inc. dated December 10, 2007















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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          COMVERSE TECHNOLOGY, INC.


Date:  December 10, 2007                  By:    /s/  Cynthia Shereda
                                             -----------------------------------
                                             Name:   Cynthia Shereda
                                             Title:  Executive Vice President
                                                     and General Counsel




















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



                                  EXHIBIT INDEX

          Exhibit No.                            Description
          -----------                            -----------

             99.1 Press Release of Comverse Technology, Inc. dated December 10, 2007





























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